UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2023

LESAKA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida	000-31203	98-0171860
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

President Place, 4th Floor, Cnr.
Jan Smuts Avenue and Bolton Road
 Rosebank, Johannesburg, South Africa
(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: 011-27-11-343-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares	LSAK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following is a summary of the voting results for each matter presented to shareholders at the Annual Meeting.

Proposal No. 1-Election of Directors

All director nominees were elected and the votes cast were as follows:

Director	Votes for	Votes withheld	Broker non-votes
Kuben Pillay	35,287,463	843,221	10,296,741
Chris G.B. Meyer	35,550,020	580,664	10,296,741
Naeem E. Kola	34,331,184	1,799,500	10,296,741
Antony C. Ball	35,068,675	1,062,009	10,296,741
Nonku N. Gobodo	36,074,690	55,994	10,296,741
Javed Hamid	36,017,670	113,014	10,296,741
Steven J. Heilbron	33,955,039	2,175,645	10,296,741
Lincoln C. Mali	34,306,684	1,824,000	10,296,741
Ali Mazanderani	34,943,929	1,186,755	10,296,741
S. Vennessa Naidoo	36,075,196	55,488	10,296,741
Monde Nkosi	35,501,599	629,085	10,296,741
Ekta Singh-Bushell	35,641,944	488,740	10,296,741

Proposal No. 2-Ratification of Selection of Independent Registered Public Accounting Firm

The ratification of the selection of KPMG, Inc. as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2024, was approved and the votes cast were as follows:

Votes cast
For	Against	Abstain
45,986,911	418,327	22,187

Proposal No. 3-Advisory Vote to Approve Executive Compensation

The compensation of the Company's named executive officers was approved, on an advisory, non-binding basis, and the votes cast were as follows:

Votes cast
For	Against	Abstain	Broker non- votes
33,975,194	1,138,740	1,016,750	10,296,741

Proposal No. 4-A Non-Binding Advisory Vote Regarding Whether an Advisory Vote on Executive Compensation Will Occur Every One, Two or Three Years

The votes cast on this proposal were as follows:

Votes cast
Every year	Every two years	Every three years	Abstain	Broker non- votes
28,803,417	2,536	7,058	20,245	17,594,169

The Company will hold future advisory votes on executive compensation every year.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibits	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LESAKA TECHNOLOGIES, INC.

Date: November 15, 2023	By:	/s/ Naeem E. Kola
	Name:	Naeem E. Kola
	Title:	Group Chief Financial Officer